UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 4, 2001
(Date of earliest event reported)

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-31127

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 9.        Regulation FD Disclosure.

                    Spartan Stores will publicly webcast its regular quarterly analyst conference call regarding its 2001 fourth quarter financial results, which are expected to be released on Thursday, May 10, 2001. The conference call will begin at 9:30 a.m. eastern time that day. The live webcast will be available on the company's website, www.spartanstores.com.

                    Spartan Stores owns and operates 102 supermarkets and 25 deep-discount food/drug combination drugstores in Michigan and Ohio, including: Ashcraft's Markets, Family Fare Supermarkets, Food Town, Glen's Markets, Great Day Food Centers, Prevo's Family Markets and The Pharm. The company also distributes more than 40,000 private-label and national brand products to more than 350 independent grocery stores and serves as a wholesale distributor to 9,600 convenience stores.

                    This Report is furnished, not filed.

Forward Looking Statements

The conference call may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identifiable by words or phrases indicating that Spartan Stores or management "expects," "anticipates," "projects," "estimates," "plans" or "believes" that a particular occurrence "may result" or "will likely result" or that a particular event "may occur" or "will likely occur" in the future, or similary stated expectations. Forward-looking statements are necessarily statements of beliefs as to the expected outcomes of future events. You should not place undue reliance on these forward-looking statements, which speak only as of the date and time the statement is made. Actual results could materially differ from those expressed or implied by forward-looking statements. In addition to other risks and uncertainties described in the discussion on the conference call, in Spartan Stores' Annual Report on Form 10-K for the year ended March 25, 2000 and in other periodic reports filed with the Securities and Exchange Commission, there are many important factors that could cause actual results to be materially different from Spartan Stores' stated expectations, including but not limited to: competitive pressure among food retail and distribution companies; the integration of the business operations of the retail stores and other businesses acquired by Spartan Stores; future business acquisitions, including additional retail stores; unanticipated difficulties in the operation of the retail grocery segment, which is a new line of business; difficulties in assimilation of acquired personnel, operations, systems or procedures; inability to realize synergies in the amounts or within the time frame expected by management; adverse effects on existing business relationships with independent retail grocery store customers; unexpected difficulties in the retention or hiring of employees; unanticipated labor shortages, stoppages or disputes; business divestitures; increased transportation or fuel costs; and current or future lawsuits and administrative proceedings. Spartan Stores undertakes no obligation to update or revise these forward-looking statements to reflect events or conditions after the date the statements are made.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 4, 2001	SPARTAN STORES, INC. (Registrant)

By /s/ Alex J. DeYonker Alex J. DeYonker Secretary